SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2011

Oshkosh Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned registrant hereby amends Item 5.07 of the registrant’s Current Report on Form 8-K, dated February 1, 2011, to read in its entirety as set forth below for the purpose of disclosing the decision of Oshkosh Corporation regarding the frequency of shareholder votes on the compensation of executives in light of the advisory vote on this subject at its 2011 Annual Meeting of Shareholders.

Item 5.07.               Submission of Matters to a Vote of Security Holders.

Oshkosh Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”) on February 1, 2011.

At the Annual Meeting, shareholders elected the following directors for terms expiring in 2012 by the votes indicated:

Nominee	Shares Voted For	Shares Withheld	Abstentions	Broker Non- Votes
Richard M. Donnelly	64,831,092	3,097,271	42,139	10,413,247
Michael W. Grebe	64,426,155	3,500,122	44,225	10,413,247
John J. Hamre	64,852,527	3,075,868	42,107	10,413,247
Kathleen J. Hempel	64,430,233	3,496,227	44,042	10,413,247
Leslie F. Kenne	67,022,111	904,048	44,343	10,413,247
Harvey N. Medvin	66,994,375	932,123	44,004	10,413,247
J. Peter Mosling, Jr.	66,593,390	1,339,118	37,994	10,413,247
Craig P. Omtvedt	67,002,857	924,779	42,866	10,413,247
Richard G. Sim	66,602,446	1,324,555	43,501	10,413,247
Charles L. Szews	66,740,583	1,186,945	42,974	10,413,247
William S. Wallace	67,045,821	880,924	43,757	10,413,247

At the Annual Meeting, shareholders ratified the appointment of Deloitte & Touch LLP as the Company’s independent auditors for the fiscal year ending September 30, 2011 by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions
77,945,206	368,256	70,286

At the Annual Meeting, shareholders approved a resolution approving, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section and compensation tables contained in the Company’s proxy statement for the Annual Meeting by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
64,401,506	3,441,317	127,679	10,413,247

At the Annual Meeting, the Company’s shareholders voted to approve, on a nonbinding, advisory basis, holding a nonbinding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for future annual meetings in accordance with the executive compensation disclosure rules of the Securities and Exchange Commission on an annual basis by the votes indicated:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
60,127,751	573,768	7,076,854	192,129	10,413,247

In light of the results of this vote and other factors, the Board of Directors of the Company, at its May 17, 2011 meeting, approved including a non-binding shareholder advisory vote on the compensation of the Company’s named executive officers in the Company’s proxy materials on an annual basis until the next time the Company must include in its proxy materials a non-binding shareholder advisory vote on how frequently shareholders will vote, on a non-binding, advisory basis, to approve the compensation of the Company’s named executive officers, which would be at the Company’s 2017 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: May 20, 2011	By:	/s/ Bryan J. Blankfield
Bryan J. Blankfield
Executive Vice President, General Counsel and Secretary